                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                       ENGINEERED SUPPORT SYSTEMS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                  NOTICE OF THE ANNUAL MEETING OF
                        THE SHAREHOLDERS OF
                  ENGINEERED SUPPORT SYSTEMS, INC.

                                                 St. Louis, Missouri
                                                    February 2, 2004

To the Shareholders of
Engineered Support Systems, Inc.:

    The Annual Meeting of the Shareholders of Engineered Support Systems, Inc. will be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 2, 2004 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

    1. The election of six (6) directors to hold office for three
       (3) years;

    2. The approval of the Engineered Support Systems, Inc. 2004
       Stock Option Plan and the reservation of 350,000 shares of Engineered Support Systems, Inc. common stock for future issuance under the plan;

    3. The approval of the Engineered Support Systems, Inc. 2004
       Non-Executive Stock Option Plan and the reservation of 350,000 shares of Engineered Support Systems, Inc. common stock for future issuance under the plan; and,

    4. To transact such other business, if any, as lawfully may be brought before the meeting or any adjournment thereof.

    A proxy statement, proxy and a copy of the Company's Annual
Report for the year ended October 31, 2003 accompany this Notice of the Annual Meeting of the Shareholders.

    We encourage all shareholders to attend the 2004 Annual Meeting at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121. For security purposes, if you plan to attend, you must notify the Secretary of the Company of your intent to do so by Friday, February 27, 2004 by checking the appropriate box of the proxy or by mail to the address indicated above.

                                  ENGINEERED SUPPORT SYSTEMS, INC.

                                  /s/ Gerald E. Daniels

                                  Gerald E. Daniels
                                  Vice Chairman and Chief Executive Officer

/s/ David D. Mattern

David D. Mattern
Secretary and General Counsel

    EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A RETURN ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE. THE PROXY SHOULD BE RETURNED BY FEBRUARY 27, 2004 IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE 2004 ANNUAL MEETING.

                  ENGINEERED SUPPORT SYSTEMS, INC.
                           201 EVANS LANE
                     ST. LOUIS, MISSOURI 63121

                          PROXY STATEMENT
                              FOR THE
                 ANNUAL MEETING OF THE SHAREHOLDERS
                    TO BE HELD ON MARCH 2, 2004

    THIS PROXY STATEMENT, WHICH IS BEING MAILED TO SHAREHOLDERS ON, OR ABOUT, FEBRUARY 2, 2004, IS PROVIDED IN CONJUNCTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ENGINEERED SUPPORT SYSTEMS, INC. ("ESSI" OR "COMPANY") FOR USE AT THE 2004 ANNUAL MEETING OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON MARCH 2, 2004 AT 10:00 A.M. LOCAL TIME AT THE HEADQUARTERS OF THE COMPANY, 201 EVANS LANE, ST. LOUIS, MISSOURI 63121. THE NOTICE OF MEETING, THE PROXY AND THE ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 2003 ARE ENCLOSED IN THIS PACKAGE. THE PROXY SHOULD BE RETURNED BY FEBRUARY 27, 2004 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID, ENVELOPE. FOR SECURITY PURPOSES, IF YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING, YOU MUST NOTIFY THE SECRETARY OF THE COMPANY OF YOUR INTENT TO DO SO BY FRIDAY, FEBRUARY 27, 2004.

                               PROXY

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company to be used at the 2004 Annual Meeting of the Shareholders.

    The shares represented by each executed proxy will be voted at the meeting in accordance with the instructions contained in the proxy. In the event the Company receives an executed proxy that contains no instructions, the proxy shall be voted in accordance with the Board of Directors' recommendations as follows:

    1. "FOR" the election of six (6) directors to hold office for three (3) years;

    2. "FOR" the approval of the 2004 Stock Option Plan and the reservation of 350,000 shares of Engineered Support Systems, Inc. common stock for future issuance under the plan;

    3. "FOR" the approval of the 2004 Non-Executive Stock Option
       Plan and the reservation of 350,000 shares of Engineered
       Support Systems, Inc. common stock for future issuance under the plan; and,

    4. At the discretion of those individuals named in the enclosed proxy, on any other matter that may lawfully be brought before the meeting or any adjournment thereof.

    The Company will pay the reasonable expenses associated with its solicitation of the proxies for the meeting. These expenses include the cost of preparing, assembling and mailing the Notice of the Annual Meeting of the Shareholders, the proxy, the proxy statement and the return envelopes, as well as the cost of handling and tabulating the number of proxies received, and the reasonable fees which brokerage houses, other institutions, nominees or fiduciaries customarily charge to forward the aforementioned material to the beneficial owners.

                        RIGHT OF REVOCATION

    Any shareholder executing a proxy for the meeting may revoke the proxy by written notice of revocation delivered or mailed to, and received by, the Secretary of the Company at 201 Evans Lane, St.
Louis, Missouri 63121 prior to the time the proxy is voted.

                           VOTING RIGHTS

    The shareholders of record at the close of business on January 16, 2004 are entitled to vote at the 2004 Annual Meeting of the Shareholders. Proxies properly executed by the Company's shareholders of record on January 16, 2004 will be voted as specified on the proxy and will be voted on all business to be voted upon at the

Annual Meeting of the Shareholders and any adjournment thereof. Generally, each share is entitled to one vote. However, in the election of directors, cumulative voting applies in which each shareholder has the right to cast as many votes as equals the number of shares held by that shareholder multiplied by the number of directors to be elected. Each shareholder may also cast the whole number of votes for one nominee or distribute them among some or all nominees. If authority is withheld to vote for one or more individual nominees on the proxy, the total cumulative votes will be allocated equally among the remaining nominees. As of January 16, 2004, there were 25,864,074 shares of common stock outstanding and entitled to vote.

                           VOTE REQUIRED

    A quorum is required for the transaction of business at the Annual Meeting. A majority of the issued and outstanding shares entitled to vote at the Annual Meeting will constitute a quorum. Shares represented by properly executed proxies, including proxies which direct that the shares be voted to abstain or withhold a vote on a matter, will be counted for purposes of determining whether a quorum exists. Broker non-votes will be counted for purposes of determining whether a quorum exists only if such shares are voted on a matter presented at the meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Every decision of a majority of such quorum shall be valid as a corporate act unless a larger vote is required under the Statutes of Missouri.

    At all elections of directors of the Company, each shareholder shall have the right to cast as many votes in the aggregate as shall equal the number of voting shares so held by him or her in the Company, multiplied by the number of directors to be elected at such election; and each shareholder may cast the whole number of votes either in person or by proxy for one nominee or distribute them among two or more nominees. Approval of the Engineered Support Systems, Inc. 2004 Stock Option Plan and 2004 Non-Executive Stock Option Plan each requires a vote of holders of a majority of shares represented at the Annual Meeting.

        BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

    The table below sets forth the number of shares of common stock (the only class of outstanding securities of the Company) known by the Company to be beneficially owned by each 5% or greater shareholder as of January 16, 2004.

NAME AND ADDRESS OF                                SHARES OF COMMON STOCK       PERCENTAGE OF SHARES
BENEFICIAL OWNER                                     BENEFICIALLY OWNED            OUTSTANDING(1)
-------------------                                ----------------------       --------------------
Neuberger Berman, Inc..........................         2,418,570(2)                    9.4%
605 Third Avenue
New York, NY 10158

Barclays Global Investors, N.A.................         2,229,101(3)                    8.6%
45 Fremont Street
San Francisco, CA 94105

---------------
(1) For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding as of January 16, 2004.

(2) The information provided herein is based on a Schedule 13G, dated February 12, 2003, filed jointly by Neuberger Berman, Inc., Neuberger Berman, LLC, Neuberger Berman Management, Inc. and Neuberger Berman Genesis Fund. The filing parties reported sole voting power with respect to 10,350 shares, shared voting power with respect to 1,774,800 shares and shared dispositive power with respect to 2,418,570 shares reported as beneficially owned. Neuberger Berman Genesis Fund reported shared voting and shared dispositive power with respect to 1,712,025 shares reported as beneficially owned.

(3) The information provided herein is based on a Schedule 13G, dated November 10, 2003, filed jointly by Barclays Global Investors N.A., Barclays Global Fund Advisors and Barclays Capital Inc. The filing parties reported sole voting and sole dispositive power with respect to 2,229,101 shares.

    The following table sets forth the number of shares of common stock beneficially owned by (a) each director, (b) each nominee for director, (c) each executive officer named in the Summary
Compensation Table, and (d) all directors and executive officers as a group as of January 16, 2004:

                                                                 SHARES OF COMMON STOCK        PERCENTAGE OF SHARES
                  NAME OF BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)(2)          OUTSTANDING(3)
                  ------------------------                      ------------------------       --------------------
Michael F. Shanahan, Sr.....................................              576,929                      2.2%

Gerald E. Daniels...........................................              151,719                      (4)

Gerald A. Potthoff..........................................              761,530                      2.9%

Gary C. Gerhardt............................................              958,998                      3.6%

Ronald W. Davis.............................................              432,776                      1.7%

William H. T. Bush..........................................               56,251                      (4)

General Michael P.C. Carns..................................               50,805                      (4)
U.S. Air Force, Retired

MG George E. Friel..........................................                8,755                      (4)
U.S. Army, Retired

Thomas J. Guilfoil..........................................               87,216                      (4)

S. Lee Kling................................................               62,444                      (4)

LTG Kenneth E. Lewi.........................................               47,353                      (4)
U.S. Army, Retired

General Charles T. Robertson, Jr............................               14,063                      (4)
U.S. Air Force, Retired

General Crosbie E. Saint....................................               13,688                      (4)
U.S. Army, Retired

Michael F. Shanahan, Jr.....................................               84,186                      (4)

Earl W. Wims, Ph.D..........................................               37,264                      (4)

All directors and executive officers as a group (38
  persons)..................................................            4,041,247                     14.0%

---------------
(1) Except as otherwise noted, each individual has sole voting and investment power with respect to shares listed above.

(2) Totals include the following shares subject to stock options owned that are either presently exercisable or exercisable within 60 days after January 16, 2004: Mr. Shanahan, Sr.
     (0), Mr. Daniels (150,000), Mr. Potthoff (698,438), Mr.
     Gerhardt (844,688), Mr. Davis (428,438), Mr. Bush (47,813),
     Mr. Carns (47,813), Mr. Friel (5,625), Mr. Guilfoil (11,250), Mr. Kling (25,313), Mr. Lewi (0), Mr. Robertson,
     Jr. (14,063), Mr. Saint (13,688), Mr. Shanahan, Jr.
     (11,250), Mr. Wims (22,500) and all directors and executive officers as a group (2,954,129).

(3) For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding as of January 16, 2004, as increased by the assumed exercise of all options owned by the Beneficial Owner indicated.

(4) The Percentage of Shares Outstanding is less than one percent.

                            PROPOSAL ONE
                       ELECTION OF DIRECTORS

    The by-laws of the Company provide for staggered terms for the Directors. The election of the Directors for staggered terms maintains management continuity and discourages undesirable mergers, tender offers, proxy contests and the ill-favored exertion of control by a large block of common stock.

    The nominees, Gerald E. Daniels, Ronald W. Davis, William H. T. Bush, S. Lee Kling, General Crosbie E. Saint (U.S. Army, Retired) and Earl W. Wims, Ph.D., are each proposed to be elected for a three (3) year term. The shares of common stock represented by properly executed proxies will be voted in accordance with the instructions contained in the proxy or, if no instructions are given, for each of the nominees. All nominees have consented to be named and to serve, if elected. If any nominee is unable to serve (which management has no reason to expect), the individuals named in the proxy intend to vote for the balance of those named and for a substitute nominee, if management recommends a vote for the substitute nominee.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE SIX (6)
NOMINEES TO THE BOARD.

    The following table sets forth, for each director and nominee, his principal occupation, the year in which his current term ends, the year in which he was first elected as a director and his age.

                     NAME AND PRINCIPAL                          CURRENT            FIRST
                OCCUPATION OR EMPLOYMENT(1)                     TERM ENDS          ELECTED          AGE
                ---------------------------                     ---------          -------          ---
    Michael F. Shanahan, Sr.................................      March           December          64
    Chairman                                                      2006              1983

    Gerald E. Daniels.......................................      March             March           58
    Vice Chairman and Chief Executive Officer                     2004              2003

    Gerald A. Potthoff......................................      March            October          63
    President and Chief Operating Officer                         2005              1999

    Gary C. Gerhardt........................................      March             March           58
    Vice Chairman and Chief Finanical Officer                     2005              1998

    Ronald W. Davis.........................................      March             March           57
    President, Business Development                               2004              2003

    William H.T. Bush.......................................      March             March           65
    Chairman                                                      2004              2000
    Bush-O'Donnell & Co., Inc.

    General Michael P.C. Carns..............................      March             March           66
    U.S. Air Force, Retired                                       2006              2000

    Major General (MG) George E. Friel......................      March           September         61
    U.S. Army, Retired                                            2005              1998

    Thomas J. Guilfoil......................................      March             March           84
    Attorney at Law                                               2005              1993
    Guilfoil, Petzall & Shoemake

    S. Lee Kling............................................      March             March           75
    Chairman                                                      2004              2000
    The Kling Company

    Lieutenant General (LTG) Kenneth E. Lewi................      March             March           73
    U.S. Army, Retired                                            2006              1992

    General Charles T. Robertson, Jr........................      March           December          57
    U.S. Air Force, Retired                                       2005              2001
    Vice President, Business Development Aerospace Support
    The Boeing Company

    General Crosbie E. Saint................................      March            August           67
    U.S. Army, Retired                                            2004              2000

    Michael F. Shanahan, Jr.................................      March           December          37
                                                                  2006              1994

    Earl W. Wims, Ph.D......................................      March             March           64
    Chairman                                                      2004              1992
    Marketing Horizons, Inc.

---------------
(1)  Michael F. Shanahan, Jr. is the son of Michael F. Shanahan,
     Sr. and the son-in-law of Earl W. Wims. There are no other family relationships between any of the directors or executive officers.

    Michael F. Shanahan, Sr. was elected Chairman of the Board of the Company in July 1987. He has served as Chief Executive Officer of the Company from 1985 to 2003. Mr. Shanahan also serves on the Board of Directors of Falcon Products, Inc.

    Gerald E. Daniels was named Vice Chairman and Chief Executive Officer of the Company in April 2003. Prior thereto, he served as Senior Vice President of The Boeing Company, a designer and manufacturer of commercial airplanes, military aircraft and missile systems, and space and communications systems, since May 2000. In addition, he has been President since May 2000 and Chief Executive Officer since March 2001 of Boeing Military Aircraft and Missile Systems. Prior thereto, he was Vice President and General Manager of Boeing's U.S. Navy and Marine Corps Programs for Military Aircraft and Missile Systems since August 1997. Mr. Daniels is also on the Board of Directors of PRG-Schultz International, Inc.

    Gerald A. Potthoff was named President and Chief Operating
Officer of the Company in October 1999. Prior thereto, Mr. Potthoff served as President of Systems & Electronics Inc. from October 1991 to July 2000.

    Gary C. Gerhardt was named Vice Chairman of the Company in
October 1999 and prior thereto served as Executive Vice President since December 1994. He has been Chief Financial Officer of the
Company since October 1993.

    Ronald W. Davis has been President, Business Development since October 2002. Prior thereto, he served as Vice President--Planning & Development since December 1999. Prior thereto, he served as Vice
President--Marketing for the Company since April 1999 and for Engineered Air Systems, Inc. since 1990.

    William H.T. Bush has been Chairman of the investment firm Bush-O'Donnell & Co., Inc. since 1986. Previously, he was President and Chief Executive Officer of Boatmen's National Bank of St. Louis. Mr. Bush is also on the Board of Directors of DT Industries, Inc., WellPoint Heathcare Networks, Inc. and the Lord Abbett Family of Mutual Funds.

    General Michael P.C. Carns (U.S. Air Force, Retired) served in the United States Air Force for 35 years until his retirement in 1994. From May 1991 until his retirement, General Carns served as Vice Chief of Staff, Headquarters U.S. Air Force. Prior thereto, he served as director of the Joint Staff from September 1989. He is also on the Board of Directors of Rockwell Collins, Inc. and Mykrolis Corporation.

    MG George E. Friel (U.S. Army, Retired) served in the United States Army for 38 years until his retirement in 1998. In the six years preceding his retirement, Major General Friel headed the U.S. Army Chemical and Biological Defense Command. He is also on the Board of Directors of Quick-Med Technologies, Inc.

    Thomas J. Guilfoil is the Senior and Founding Partner of the St. Louis law firm, Guilfoil, Petzall & Shoemake. Mr. Guilfoil's distinguished legal career of over 50 years began in St. Louis in 1941. Mr. Guilfoil also serves as Vice Chairman of the Arizona
Football Cardinals.

    S. Lee Kling has been Chairman of the Kling Company, a merchant banking company, since 2002 and prior thereto was Chairman of Kling Rechter & Company, a merchant banking company, since 1991. Previously, he was Chairman of Landmark Bancshares Corp., a bank holding company. Mr. Kling is also on the Board of Directors of Bernard Chaus, Inc., Electro Rent Corporation, Falcon Products, Inc., Kupper Parker Communications, Inc. and National Beverage Corporation.

    LTG Kenneth E. Lewi (U.S. Army, Retired) served in the United
States Army for 34 years until his retirement in 1989. His career in the U.S. Army centered primarily on providing logistical support to U.S. armed forces.

    General Charles T. Robertson, Jr. (U.S. Air Force, Retired) has been Vice President, Business Development Aerospace Support of The Boeing Company since April 2002. Prior thereto, he served in the United States Air Force for 33 years until his retirement in 2001. General Robertson served as Commander in Chief, U.S. Transportation Command, and Commander, Air Mobility Command, Scott Air Force Base, since 1998. Prior thereto he served as Commander, 15th Air Force, Travis Air Force Base, since 1996.

    General Crosbie E. Saint (U.S. Army, Retired) served in the
United States Army for 33 years until his retirement in 1992. In the four years preceding his retirement, General Saint served as Commander in Chief, United States Army, Europe and Seventh Army;
Commander, Central Army Group (NATO).

    Michael F. Shanahan, Jr. served as Executive Vice President of Lockton Companies, an insurance concern, from November 2000 to September 2003. Prior thereto, he was a Producer for Lockton
Companies since October 1994.

    Earl W. Wims, Ph.D., has been Chairman of Marketing Horizons,
Inc., a marketing research and consulting firm, since 1986. Dr. Wims is nationally recognized for his work in market strategy and focus.

                  DIRECTOR MEETINGS AND COMMITTEES

    During the year ended October 31, 2003, the Board of Directors of the Company met four (4) times. The Board has determined that each of William H. T. Bush, General Michael P. C. Carns, MG George
E. Friel, Thomas J. Guilfoil, S. Lee Kling, LTG Kenneth E. Lewi, General Charles T. Robertson, Jr. and General Crosbie E. Saint qualify as independent directors in accordance with the listing standards and rules of the Nasdaq Stock Market, Inc. (Nasdaq). The Board has four committees: Executive, Compensation, Audit and Nominating. All directors attended 75% or more of the aggregate number of meetings of the Board and applicable Committee meetings, with the exception of General Saint who attended less than 75% of Board meetings.

    The Executive Committee for fiscal year 2003 consisted of Michael F. Shanahan, Sr., Gerald E. Daniels, Gerald A. Potthoff, Gary C. Gerhardt and Michael F. Shanahan, Jr. The principal function of the Executive Committee is to execute all the authority and power of the full Board of Directors in the management and operation of the Company and to act on behalf of the Board between regular meetings of the Board of Directors, except where action is authorized to be taken only by the full Board. The Executive Committee met on several occasions, as needed, throughout the course of fiscal year 2003.

    The Audit Committee for fiscal year 2003 consisted of William
H. T. Bush, General Michael P. C. Carns, MG George E. Friel and
S. Lee Kling, all of whom are considered independent under the listing standards of Nasdaq. Mr. Kling serves as the Audit Committee's financial expert. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included with this proxy statement as Appendix A. The function of the Audit Committee is to: review, from time to time, the financial statements of the Company; meet, together and separately, with management of the Company and its independent accountants to discuss the financial statements and general accounting policies of the Company; and, review the management letter issued by the independent accountants and the Company's responses thereto. The Audit Committee met five (5) times during fiscal year 2003.

    The Compensation Committee for fiscal year 2003 consisted of Thomas J. Guilfoil, LTG Kenneth E. Lewi and Earl W. Wims. The purpose of the Compensation Committee is to review and approve the compensation policies and arrangements of the Company and its subsidiaries, as well as to administer the Company's stock option and purchase plans. Members of the Compensation Committee are restricted from voting on matters that affect them. The Compensation Committee met three (3) times during fiscal year 2003.

    The Nominating Committee for fiscal year 2003 consisted of Thomas J. Guilfoil and General Charles T. Robertson, Jr. each of whom are considered independent under the listing standards of the Nasdaq. The purpose of the Nominating Committee is to identify, evaluate and select potential director nominees. The Nominating Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is included with this proxy statement as Appendix B. The charter describes the committee's process for identifying and evaluating nominees. The Nominating Committee met once during fiscal 2003.

    The Nominating Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director at a shareholders' meeting must submit a proposal as described under "Shareholder Proposals for the Next Annual Meeting" and furnish certain information about the proposed nominee. The notice submission should include information on a candidate for director, including the proposed candidate's name, age, business address, residence address, principal occupation or employment for the previous five years, and class or series and number of shares of the Company's common stock owned beneficially or of record. In considering a potential nominee for the Board, shareholders should note that the rules of Nasdaq require that a majority of the Board be independent, as defined by Nasdaq rules. Further, the candidates should evidence: personal characteristics of the highest personal and professional ethics, integrity and values; an inquiring and independent mind and practical wisdom and mature judgment; board training and experience at the policy-making level in business, government or community organizations; expertise that is useful to the Company and complementary to the background and experience of other Board members; willingness to devote a required amount of time to carrying out the duties and responsibilities of Board membership; commitment to serve on the Board over a period of several years to develop knowledge about the Company, its strategy and its principal operations; and willingness to represent the best interests of all constituencies and objectively appraise management performance and involvement in activities or interests that do not create a conflict with the director's responsibilities to the Company. The notice submission should be addressed to Nominating Committee Chair, c/o Engineered Support Systems, Inc. 201 Evans Lane, St. Louis, Missouri 63121.

    Shareholders who desire to communicate with members of the Board should send correspondence addressed to Michael F. Shanahan, Sr., Chairman of the Board, c/o Engineered Support Systems, Inc. 201 Evans Lane, St. Louis, Missouri 63121. The Company does not, however, forward sales or marketing materials or correspondence not clearly identified as shareholder correspondence.

                           DIRECTORS FEES

    Directors who are not full-time employees of the Company are paid $1,000 for each meeting of the Board and $500 for each meeting of the committee(s) on which they serve. Committee chairmen receive an additional $500 per meeting. Directors are also paid $2,800 per month during their term. Non-employee directors are reimbursed for expenses incurred in attending meetings.

    Non-employee directors also receive annual stock option awards in accordance with the Engineered Support Systems, Inc. 2002 Stock Option Plan for Non-Employee Directors. On March 4, 2003, Mssrs. Bush, Carns, Friel, Guilfoil, Kling, Lewi, Robertson, Saint, Shanahan, Jr. and Wims each received an option to acquire 5,625 shares of Engineered Support Systems, Inc. common stock at an exercise price of $24.92 per share. Both the option shares and exercise price have been adjusted to reflect the three-for-two stock split effected by the Company on October 31, 2003.

                     RELATED PARTY TRANSACTIONS

    Portal Dynamics Incorporated ("Portal") provided various services to the Company in fiscal 2003 which included maintaining, securing and monitoring the Company's ESSIbuy.com website and performing as a subcontractor for the Company's Radian, Inc. subsidiary. The Company paid Portal $1,126,000 in connection with these services. During fiscal 2003, Portal paid the Company $160,000 for leased facilities. Timothy B. Fleischer, a former director and former Group President of the Company, is the majority shareholder of Portal.

    Lockton Companies ("Lockton") served as agent on substantially all of the Company's insurance policies in fiscal 2003. Total commissions earned by Lockton on insurance premiums paid by the Company in fiscal 2003 were $575,000. Michael F. Shanahan, Jr. was the Executive Vice President of Lockton through September 2003, a director of the Company and the son of Michael F. Shanahan, Sr., Chairman of the Board of the Company.

    The Company paid David D. Mattern $345,000 in fees during fiscal 2003 for his services as Secretary and General Counsel of the Company. David D. Mattern is the son-in-law of Michael F. Shanahan, Sr., Chairman of the Board of the Company.

    The Audit Committee of the Board of Directors has formally approved all related party transactions.

                   REPORT OF THE AUDIT COMMITTEE

    The following report is provided by the Audit Committee. The Committee oversees and monitors the Company's financial reporting process on behalf of the Board of Directors. The Committee, which consists entirely of non-employee directors, who are independent under Nasdaq rules, met five (5) times in fiscal year 2003.

    The Audit Committee has reviewed and discussed the audited financial statements with management; discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and, received from the independent accountants written disclosures and the letter regarding their independence required by Independence Standards Board Standard No. 1, as currently in effect, and discussed with the independent accountants their independence. Based on the review and discussions noted above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2003 for filing with the Securities and Exchange Commission.

                                       The Audit Committee

                                       S. Lee Kling, Chairman
                                       William H. T. Bush
                                       General Michael P. C. Carns
                                       MG George E. Friel

                REPORT OF THE COMPENSATION COMMITTEE
                     ON EXECUTIVE COMPENSATION

    The following report is provided by the Compensation Committee. The Committee supervises the Company's Executive Compensation Program ("Program") and is directly responsible for compensation actions affecting the Chairman and other executive officers of the Company and its subsidiaries. The Committee met three (3) times in fiscal year 2003.

THE EXECUTIVE COMPENSATION PHILOSOPHY

    The Program is designed and managed to link executive compensation to four basic objectives: Company performance, shareholder return, individual performance and competitive position. With respect to competitive position, the Program is designed to pay competitive compensation so the Company is able to attract and retain highly qualified executives. In determining competitive compensation practices, the Committee frequently utilizes information about other relevant companies' compensation levels, as well as information from qualified compensation consultants.

    The Program uses overall Company performance in determining compensation levels and compensation changes. The Committee considers the Company's overall performance in meeting both short-term and long-term objectives and considers the Company's operating achievements in typical performance measures such as earnings, cash management and contract backlog. The Committee also considers the Company's progress towards long-term strategic objectives that cannot be easily quantified.

    The Program also links the interests of the Company's executives with the interests of its shareholders. This is accomplished by allocating a portion of executive compensation to performance-based equity compensation.

THE EXECUTIVE COMPENSATION PROGRAM

    The Program consists of three basic elements: base salary, incentive bonus compensation and performance-based equity compensation. Base salaries are reviewed annually. Salary changes reflect overall Company performance, pay competitiveness and individual performance.

    A substantial portion of each executive's annual cash compensation is tied to the Company's performance through incentive bonus compensation. The goals of this element of compensation are to focus the attention of executives on profits, continued growth, increased efficiency and teamwork, as well as to improve the Company's ability to attract and retain outstanding executive talent.

    The Committee determines the annual incentive bonus payment for each executive at the end of each fiscal year based on the Company's performance in important areas such as earnings, contract backlog and cash management. The Committee also considers the executive's individual contribution to the Company's performance and the executives contributions to the Company's progress towards long-term strategic objectives. Certain executives do receive minimum bonus payments.

    To ensure that management's interests are directly tied to shareholder return, a substantial portion of an executive's total compensation is equity compensation. To place emphasis on shareholder return, the Company, pursuant to shareholder approval, has adopted various Stock Option Plans ("Option Plans"). As of October 31, 2003, there were 4,432,498 shares reserved for issuance upon the exercise of outstanding options or future issuance under the Option Plans. All options granted to date have been awarded at an exercise price equal to the fair market value of the stock on the date of the award. The Option Plans are administered by the Compensation Committee and option awards are made subjectively based upon the evaluations of the executive's past and anticipated future contribution to the Company's performance.

FISCAL YEAR 2003 EXECUTIVE OFFICER COMPENSATION

    In determining the fiscal year 2003 performance compensation payments for the Chairman and Chief Executive Officer and the other executive officers, the Committee considered the Company's operating performance and return to shareholders. Fiscal year 2003 net revenues from continuing operations, net income from continuing operations and book value increased 40%, 56% and 46%, respectively, over fiscal year 2002. Share price increased 125% from $24.44 per share on December 31, 2002, as adjusted for the three-for-two stock split effected by the Company on October 31, 2003, to $55.06 per share on December 31, 2003. The Committee also considered each executive's contribution to the Company's performance.

    Based on the subjective evaluation of the above factors, the Committee approved the base annual salary of $1,000,000 and an incentive bonus payment of $1,500,000 for the Company's Chairman. Based on the subjective evaluation of the above factors, the Committee also approved the base annual salary of $600,000 and an incentive bonus payment of $262,500 for the Vice Chairman and Chief Executive Officer, the base annual salary of $500,000 and an incentive bonus payment of $375,000 for the President and Chief Operating Officer; the base annual salary of $400,000 and an incentive bonus payment of $300,000 for the Vice Chairman and Chief Financial Officer; and, the base annual salary of $350,000 and an incentive bonus payment of $262,500 for the President, Business Development. The Committee also awarded options for 0, 150,000, 15,000, 15,000 and 15,000 shares under the Option Plans to Mr. Shanahan, Sr., Mr. Daniels, Mr. Potthoff, Mr. Gerhardt and Mr. Davis, respectively.

    The Company does have employment agreements with its Chairman and the other executive officers. These employment agreements are discussed in the next section of this proxy statement.

SUMMARY

    Through the design and management of the Executive Compensation Program, as described above, the Committee believes total compensation of the Company's executives is linked directly to Company performance, individual performance and shareholder return. The Committee will continue to emphasize performance-based and stock-based compensation that is consistent with individual performance and that links management and shareholder interests. The Committee concludes that the Company's performance and the competitive market warrant the compensation package approved for Mr. Shanahan, Sr. and the other executive officers.

                                       The Compensation Committee

                                       LTG Kenneth E. Lewi, Chairman
                                       Thomas J. Guilfoil
                                       Earl W. Wims

                       EMPLOYMENT AGREEMENTS

    The Company has employment agreements with certain executive officers. The following represents a summary of the terms and conditions of those agreements with the Chairman, the Vice Chairman and Chief Executive Officer, the President and Chief Operating Officer, the Vice Chairman and Chief Financial Officer and the President, Business Develoment.

    CHAIRMAN OF THE BOARD. The employment agreement with Michael F. Shanahan, Sr. was executed on September 1, 1998 for a term of three
(3) years. Unless terminated by either party upon thirty (30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. The current base salary under this agreement is $1,050,000.

    If the agreement is terminated by the Company, for other than cause, Mr. Shanahan is entitled to termination pay equal to twice his total annual compensation (payable in 24 equal monthly payments) for the fiscal year of the Company ending immediately prior to the date of termination. Mr. Shanahan is prohibited from competing with the Company for a period of one year after termination. The employment agreement further provides that he shall be entitled to a bonus in accordance with the terms of the agreement. The employment agreement also provides that the Company will reimburse his expenses associated with performing his duties on behalf of the Company.

    The Company is also a party to split dollar life insurance agreements with Mr. Shanahan. Under these arrangements, the Company will make annual life insurance premium payments for Mr. Shanahan. In return, the Company will be reimbursed for premiums it has paid. As provided for by the insurance policies, the Company can borrow funds against the cash surrender value. Ownership rights are subordinate to the Company's rights to be reimbursed for the premiums it has paid. Mr. Shanahan's employment agreement requires the Company to maintain life insurance on Mr. Shanahan during the term of the agreement.

    The employment agreement also provides for deferred compensation to be paid in the event of the retirement, disability or death of Mr. Shanahan. For disability, the benefit is $52,500 per month for a maximum of sixty (60) consecutive months. For retirement or death, the benefit is $52,500 per month for twenty-four (24) months. Although Mr. Shanahan has the right to vote on the authorization of his employment agreement as recommended by the Compensation Committee, he abstained from voting on it as on all other matters pertaining to his compensation.

    VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER. The employment agreement with Gerald E. Daniels was executed on April 1, 2003 for a term of one (1) year. Unless terminated by either party upon thirty
(30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Daniels' employment agreement, Mr. Daniels is paid a base annual salary of $600,000 and receives an annual incentive bonus payment. Mr. Daniels has also been granted club membership and is reimbursed for expenses associated with performing his duties on behalf of the Company.

    PRESIDENT AND CHIEF OPERATING OFFICER. The employment agreement with Gerald A. Potthoff was executed on October 1, 1999 for a term of three (3) years. Unless terminated by either party upon thirty
(30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Potthoff's employment agreement, Mr. Potthoff is paid a base annual salary of $550,000 and receives an annual incentive bonus payment. Mr. Potthoff has also been granted club memberships and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company also has a split dollar life insurance arrangement with Mr. Potthoff similar to its agreement with Mr. Shanahan. Mr. Potthoff also receives benefits under a Supplemental Executive Retirement Plan.

    VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER. The employment agreement with Gary C. Gerhardt was executed on October 1, 1999 for a term of three (3) years. Unless terminated by either party upon thirty (30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Gerhardt's employment agreement, Mr. Gerhardt is paid a base annual salary of $480,000 and receives an annual incentive bonus payment. Mr. Gerhardt has also been granted club memberships and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Gerhardt similar to its agreement with Mr. Shanahan.

    PRESIDENT, BUSINESS DEVELOPMENT. The employment agreement with Ronald W. Davis was executed on October 1, 1999 for a term of three
(3) years. Unless terminated by either party upon thirty (30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Davis' employment agreement, Mr. Davis is paid a base annual salary of $430,000 and receives an annual incentive bonus payment. Mr. Davis has also been granted club memberships and he is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Davis similar to the agreement with Mr. Shanahan.

    Pending clarification of certain provisions of the Sarbanes-Oxley Act of 2002, the Company has suspended payment of premiums with respect to the split dollar life insurance agreements for Mr. Shanahan and for those other officers with split dollar life insurance agreements with the Company. In accordance with the terms of the insurance policies, the insurance carriers have applied available cash values in payment of premiums otherwise payable in 2003.

                       EXECUTIVE COMPENSATION

    The following table sets forth the compensation for the last three fiscal years for the Company's Chairman and the four next most highly compensated executive officers for the fiscal year ended
October 31, 2003:

SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION              SECURITIES
                                                ------------------------            UNDERLYING          ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR           SALARY             BONUS            OPTIONS(1)         COMPENSATION
  ---------------------------    ----           ------             -----            ----------         ------------
     Michael F. Shanahan, Sr.    2003         $1,000,000         $1,500,000                0             $301,300(2)
     Chairman                    2002         $  900,000         $  714,000          860,625             $233,600
                                 2001         $  720,000         $  700,000          967,500             $157,300

     Gerald E. Daniels(4)        2003         $  350,000         $  262,500          150,000             $ 14,400
     Vice Chairman and
       Chief Executive Officer

     Gerald A. Potthoff          2003         $  500,000         $  375,000           15,000             $268,600(3)
     President and Chief         2002         $  320,000         $  250,000          350,625             $181,900
     Operating Officer           2001         $  300,000         $  160,000          105,000             $110,300

     Gary C. Gerhardt            2003         $  400,000         $  300,000           15,000             $ 29,600
     Vice Chairman               2002         $  280,000         $  200,000          275,625             $ 15,000
     and Chief Financial         2001         $  255,000         $  140,000           90,000             $ 14,700
     Officer

     Ronald W. Davis             2003         $  350,000         $  262,500           15,000             $ 30,200
     President, Business         2002         $  200,000         $  175,000          275,625             $ 14,900
     Development                 2001         $  177,500         $  100,000           90,000             $ 14,700

---------------
(1) All option amounts have been restated to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on October 31, 2003.

(2) This amount includes $270,700 accrued pursuant to Mr. Shanahan's employment agreement which provides for deferred compensation to be paid in the event of retirement, disability, or death; $17,400 pursuant to the benefit of life insurance premiums paid by the Company on Mr. Shanahan's behalf; and, $13,200 of common stock contributed through the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

(3)  This amount includes $245,000 accrued pursuant to Mr.
     Potthoff's employment agreement in connection with a Supplemental Executive Retirement Plan; $11,600 of life insurance premiums paid by the Company on Mr. Potthoff's behalf; and, $12,000 for reimbursement of personal expenses.

(4) Amounts for 2002 and 2001 are not presented for Mr. Daniels as his employment with the Company commenced April 1, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information concerning stock option grants made during the fiscal year ended October 31, 2003 to the individuals named in the Summary Compensation Table.

                                                                                                   POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                                                                   ANNUAL RATES OF STOCK
                                  NUMBER OF                                                         PRICE APPRECIATION
                                  SECURITIES     PERCENT OF                                         FOR OPTION TERM(2)
                                  UNDERLYING    TOTAL OPTIONS                                    -------------------------
                                   OPTIONS       GRANTED IN      EXERCISE PRICE    EXPIRATION    5% ASSUMED    10% ASSUMED
NAME                              GRANTED(1)     FISCAL YEAR      PER SHARE(1)        DATE          RATE          RATE
----                              ----------    -------------    --------------    ----------    ----------    -----------
Michael F. Shanahan, Sr.......           0           0.0%                --               --            --              --
Gerald E. Daniels.............     150,000          19.6%            $26.10          3/31/08     $1,082,000    $ 2,390,000
Gerald A. Potthoff............      15,000           2.0%           $44.187         10/27/08     $  846,000    $ 1,067,000
Gary C. Gerhardt..............      15,000           2.0%           $44.187         10/27/08     $  846,000    $ 1,067,000
Ronald W. Davis...............      15,000           2.0%           $44.187         10/27/08     $  846,000    $ 1,067,000

---------------
(1) All option amounts and exercise prices have been adjusted to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on October 31, 2003.

(2) The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the common stock price. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on, among other things, the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected above will be achieved. Additionally, these values do not take into consideration the option provision providing for nontransferability.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
OPTION VALUES

    The following table sets forth information concerning the number of exercisable and unexercisable stock options at October 31, 2003 held by the individuals named in the Summary Compensation Table.

                                                                              NUMBER OF                VALUE OF
                                                                              SECURITIES             UNEXERCISED
                                                                              UNDERLYING             IN-THE-MONEY
                                      NUMBER                                   OPTIONS                 OPTIONS
                                     OF SHARES                               AT 10/31/03             AT 10/31/03
                                    ACQUIRED ON           VALUE              EXERCISABLE/            EXERCISABLE/
NAME                                 EXERCISE            REALIZED          UNEXERCISABLE(1)         UNEXERCISABLE
----                                -----------          --------          ----------------         -------------
Michael F. Shanahan, Sr...........    225,000           $1,042,000           1,065,938/0            $27,720,800/$0
Gerald E. Daniels.................          0           $        0            150,000/0             $2,846,000/$0
Gerald A. Potthoff................     60,750           $1,322,000            698,438/0             $19,564,800/$0
Gary C. Gerhardt..................     42,189           $  862,000            844,688/0             $27,364,800/$0
Ronald W. Davis...................          0           $        0            428,438/0             $10,765,200/$0

---------------
(1) All option amounts have been adjusted to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on October 31, 2003.

                EQUITY COMPENSATION PLAN INFORMATION

    The following table provides information as of October 31, 2003 with respect to the shares of common stock that may be issued under the Company's existing equity compensation plans:

                                                                                          NUMBER OF SHARES
                                                                                       REMAINING AVAILABLE FOR
                                                                                        FUTURE ISSUANCE UNDER
                                            NUMBER OF SHARES TO                          EQUITY COMPENSATION
                                              BE ISSUED UPON       WEIGHTED-AVERAGE       PLANS (EXCLUDING
                                                EXERCISE OF        EXERCISE PRICE OF   SECURITIES REFLECTED IN
                                            OUTSTANDING OPTIONS   OUTSTANDING OPTIONS        COLUMN (A))
              PLAN CATEGORY                         (A)                   (B)                    (C)
              -------------                 -------------------   -------------------  -----------------------
Equity compensation plans approved by
  shareholders............................       4,041,723              $20.18                 754,326
Equity compensation plans not approved by
  shareholders............................         390,775              $23.12                      --
                                                 ---------                                     -------
    Total.................................       4,432,498              $20.44                 754,326
                                                 =========                                     =======

---------------
(1) All shares and per share amounts have been restated to reflect a three-for-two stock split effected by the Company on October 31, 2003.

                         PERFORMANCE GRAPH

    The following graph compares the annual percentage change in the Company's cumulative total shareholder return on its common stock with (1) the cumulative total return on the Standard and Poor's 500 composite index ("S&P 500") and with (2) the cumulative total return of the Standard and Poor's Aerospace & Defense index ("S&P Aerospace & Defense") for the period October 31, 1998 through October 31, 2003.

           COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
    AMONG ENGINEERED SUPPORT SYSTEMS, INC., THE S & P 500 INDEX
              AND THE S & P AEROSPACE & DEFENSE INDEX


                              [GRAPH]

                                          10/98        10/99       10/00       10/01       10/02        10/03
                                          -----        -----       -----       -----       -----        -----
ENGINEERED SUPPORT SYSTEMS, INC.         100.00        82.68      130.54      439.73      432.51       897.24
S & P 500                                100.00       125.67      133.33      100.12       85.00       102.68
S & P AEROSPACE & DEFENSE                100.00        99.08      124.25       90.70       92.92       106.17

---------------
*Assumes $100 invested on October 31, 1998 and assumes the reinvestment of dividends.

                            PROPOSAL TWO

            APPROVAL OF ENGINEERED SUPPORT SYSTEMS, INC.
      2004 STOCK OPTION PLAN AND RESERVATION OF 350,000 SHARES
                    OF COMMON STOCK TO THE PLAN

    The Company is seeking shareholder approval of the Engineered Support Systems, Inc. 2004 Stock Option Plan for officers, key employees and consultants of the Company, and the reservation of 350,000 shares of Engineered Support Systems, Inc. common stock for future issuances under the plan which, if approved, the Company proposes to implement after March 2, 2004. The purpose of the plan is to motivate officers, key employees and consultants by creating an incentive for them to remain in the employ of the Company and to work for the achievement of the Company's strategic objectives. To accomplish this purpose, the Compensation Committee may award so-called "non-incentive" stock options to purchase the Company's common stock to eligible officers, key employees and consultants as earned by their performance.

    The complete text of the plan is attached as Appendix C to this proxy statement. The following summary of certain provisions of the plan is qualified by reference to the text of the plan.

    The Compensation Committee shall administer the plan and, in connection therewith, shall have full power to grant awards, construe and interpret the plan, establish rules and regulations and perform all other acts deemed reasonable and proper to administer the plan, subject to the provisions of the plan.

    The options shall be granted at the fair market value of the Company's common stock on the date awarded. All shares subject to options may be awarded to any one individual in any calendar year. The closing price of the Company's common stock as of January 16, 2004 was $49.79 per share. The options expire five (5) years from the date of grant, unless terminated sooner due to the termination of service or death of the optionee. The plan will expire on October 31, 2009 unless extended or sooner terminated by the Company's Board. In case of death, the beneficiary of the deceased will have the right for six (6) months after the date of death to exercise the options. The options granted may not be repriced at any time and are not transferable or assignable. For federal income tax purposes, no income will be realized by a participant in the plan upon the grant of an option, and the Company will not be entitled to a deduction at that time. Upon the exercise of the option, the excess of the fair market value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to the excess amount in the year of exercise.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ENGINEERED SUPPORT SYSTEMS, INC. 2004 STOCK OPTION PLAN.

                           PROPOSAL THREE

            APPROVAL OF ENGINEERED SUPPORT SYSTEMS, INC.
2004 NON-EXECUTIVE STOCK OPTION PLAN AND RESERVATION OF 350,000 SHARES
                    OF COMMON STOCK TO THE PLAN

    The Company is seeking shareholder approval of the Engineered Support Systems, Inc. 2004 Non-Executive Stock Option Plan for key employees and consultants of the Company, and the allocation of 350,000 shares of Engineered Support Systems, Inc. common stock for future issuance under the plan which, if approved, the Company proposes to implement after March 2, 2004. The purpose of the plan is to motivate key employees and consultants, by creating an incentive for them to remain in the employ, or consultancy, of the Company and to work for the achievement of the Company's strategic objectives. To accomplish this purpose, the Compensation Committee may award so-called "non-incentive" stock options of the Company's common stock to eligible key employees and consultants as earned by their performance.

    The complete text of the plan is attached as Appendix D to this proxy statement. The following summary of certain provisions of the plan is qualified by reference to the text of the plan.

    ANY EMPLOYEE OR CONSULTANT OF THE COMPANY SHALL BE ELIGIBLE TO PARTICIPATE IN THE PLAN, EXCEPT NO "OFFICER" OF THE COMPANY AS THAT TERM IS DEFINED IN RULE 16a-1 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR DIRECTOR OF THE COMPANY SHALL BE ELIGIBLE TO PARTICIPATE IN THE PLAN. The Compensation Committee shall administer the plan and, in connection therewith, shall have full power to grant awards, construe and interpret the plan, establish rules and regulations and perform all other acts deemed reasonable and proper to administer the plan, subject to the provisions of the plan.

    The options shall be granted at the fair market value of the Company's common stock on the date awarded. The closing price of the Company's common stock as of January 16, 2004 was $49.79 per share. The options expire five (5) years from the date of grant, unless terminated sooner due to the termination of service or death of the optionee. The plan will expire on October 31, 2009 unless extended or sooner terminated by the Company's Board. In case of death, the beneficiary of the deceased will have the right for six (6) months after the date of death to exercise the options. The options granted may not be repriced at any time and are not transferable or assignable. For federal income tax purposes, no income will be realized by a participant in the plan upon the grant of an option, and the Company will not be entitled to a deduction at that time. Upon the exercise of the option, the excess of the fair market value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to the excess amount in the year of exercise.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ENGINEERED SUPPORT SYSTEMS, INC. 2004 NON-EXECUTIVE STOCK OPTION PLAN.

          RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    PricewaterhouseCoopers LLP, independent certified public accountants, have been the auditors of the accounts of the Company since 1991, including the year ended October 31, 2003. The Company anticipates that representatives of PricewaterhouseCoopers LLP will be present at the 2004 Annual Meeting of the Shareholders and PricewaterhouseCoopers LLP will have the opportunity to make a statement if they so desire at that time. PricewaterhouseCoopers LLP will also be available to respond to appropriate questions raised at the 2004 Annual Meeting of the Shareholders.

    PricewaterhouseCoopers LLP has informed the Company that it does not have any direct financial interest in the Company and that it has not had any direct connection with the Company as either a promoter, an underwriter, a director, an officer or an employee.

    The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the years ended October 31, 2003 and 2002 and fees billed for other services during those periods by PricewaterhouseCoopers LLP. Certain amounts for fiscal year 2002 have been reclassified to conform to the fiscal year 2003 presentation.

                                                         2003       2002
                                                       --------   --------
    Audit fees (1)...................................  $298,785   $215,900
    Audit related-fees (2)...........................    67,180    226,800
    Tax fees (3).....................................   165,147    105,588
    All other fees...................................        --         --
                                                       --------   --------
        Total........................................  $531,112   $548,288
                                                       ========   ========

---------------
(1) Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2) Audit related fees consisted of the following: $43,500 and $35,300 in fiscal years 2003 and 2002, respectively, for employee benefit plan audits; $2,500 and $2,500 in fiscal years 2003 and 2002, respectively, for Form S-8 consents; $21,180 in fiscal year 2003 for Sarbanes-Oxley Section 404 internal control procedures; and $189,000 in fiscal year 2002 for internal audit services.

(3) Tax fees consisted of assistance with matters related to tax compliance and consulting.

   POLICY REGARDING THE APPROVAL OF INDEPENDENT AUDITOR PROVISION
                  OF AUDIT AND NON-AUDIT SERVICES

    Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Under the policy, the Committee must pre-approve services prior to commencement of the specified service. The requests for pre-approval are submitted to the Audit Committee by the Vice Chairman and Chief Financial Officer or his designee with a statement as to whether in their view the request is consistent with the Securities and Exchange Commission's rules on auditor independence.

    As is customary, accountants for the current fiscal year will, upon the recommendation of the Audit Committee, be appointed by the Board of Directors at their meeting immediately following the Annual Meeting of the Shareholders.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In fiscal 2003, Thomas J. Guilfoil, LTG Kenneth E. Lewi and Earl
W. Wims served on the Company's Compensation Committee. No member of the Compensation Committee was an officer or employee of the Company during that period.

      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors, and persons who own more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended October 31, 2003, except that each of Mssrs. Shanahan, Sr., Daniels, Potthoff, Gerhardt, Davis, Bush, Carns, Friel, Guilfoil, Kling, Lewi, Robertson, Jr., Saint, Shanahan, Jr. and Wims filed a late Form 5, "Annual Statement of Changes in Beneficial Ownership" and Mr. Gerhardt filed a late Form 4, "Statement of Changes in Beneficial Ownership".

         SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

    Shareholder proposals for the 2005 Annual Meeting of the Shareholders must be received by the Company no later than October 31, 2004 for inclusion in the Company's proxy statement and proxy for that meeting. Shareholder proposals that are not included in the proxy statement may be considered at the 2005 Annual Meeting if such proposals are received by the Company no later than December 15, 2004. The procedures to be used by shareholders to recommend nominees to the Board are outlined on pages 7 and 8. All proposals should be submitted to the Company at 201 Evans Lane, St. Louis, MO 63121, Attention: Corporate Secretary.

                           OTHER MATTERS

    Other than the foregoing, the Board of Directors does not intend to bring any other matter before the meeting and does not know of any matter that anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, the individuals named in the accompanying proxy, or their duly qualified substitutes acting at the meeting, will be deemed authorized to vote or otherwise act in accordance with their judgment on such matters.

                                    By order of the Board of Directors

                                    /s/ David D. Mattern

                                    David D. Mattern,
                                    Secretary and General Counsel

Dated: February 2, 2004

    NOTICE: UPON WRITTEN REQUEST FROM ANY SHAREHOLDER OF RECORD AS OF JANUARY 16, 2004 (OR ANY BENEFICIAL OWNER REPRESENTING THEY ARE OR WERE ENTITLED TO VOTE AT THE 2004 ANNUAL MEETING), THE COMPANY WILL FURNISH TO SUCH SHAREHOLDER, WITHOUT CHARGE, ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS. THE COMPANY MAY IMPOSE A REASONABLE FEE FOR ITS EXPENSE IN CONNECTION WITH PROVIDING EXHIBITS REFERRED TO IN SUCH FORM 10-K, IF THE FULL TEXT OF SUCH EXHIBITS ARE SPECIFICALLY REQUESTED. REQUESTS SHOULD BE DIRECTED TO: INVESTOR RELATIONS, ENGINEERED SUPPORT SYSTEMS, INC., 201 EVANS LANE, ST. LOUIS, MO 63121.

                (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                          APPENDIX A

                  ENGINEERED SUPPORT SYSTEMS, INC.

      CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

PURPOSE

    There shall be an Audit Committee (the "Committee") of the Board of Directors of Engineered Support Systems, Inc., a Missouri corporation (the "Company").

    The Committee shall have responsibility to oversee the Company's management and internal and outside auditors in regard to corporate accounting and financial reporting. The Committee has the authority to institute, conduct and oversee any investigation it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company. The Committee is empowered to retain outside counsel, auditors or other experts in its discretion, and the Company shall provide any funding, as determined by the Committee, in connection with the Committee's engagement of any outside counsel, auditor or other experts.

    The Committee's primary purposes shall be as follows:

    * Be directly responsible for the appointment, compensation and oversight of the work of any outside auditor employed by the Company (including resolution of disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

    * Assist the Board in fulfilling its responsibilities to the shareholders, potential shareholders and the investment community with regard to the oversight of (1) the quality and integrity of the Company's financial statements and (2) the Company's compliance with legal requirements;

    * Oversee the accounting and financial reporting processes, including audits of the financial statements of the Company;

    * Serve as a communications focal point among non-Committee directors, management, any internal auditor (or person(s) or firm fulfilling the internal audit function) and the outside auditors with respect to accounting, financial reporting and compliance issues;

    * Oversee the qualifications, independence and performance of the Company's internal audit function and outside auditor;

    * Prepare the Committee report required in the Company's proxy statement; and

    * Perform other functions as time to time required by law, regulation, the Nasdaq Stock Market, Inc. ("Nasdaq") rules or assigned by the Board.

ORGANIZATION

    The Committee shall:

Number and Appointment              *     consist of at least three directors, each appointed by the full Board;

Requirement of Independence         *     consist solely of directors deemed to be "independent" in
                                          accordance with the rules and regulations promulgated by the
                                          Securities Exchange Commission and Nasdaq.

Understanding of Financial          *     consist of members able to read and understand fundamental
Information                               financial statements, including the Company's balance sheet, income statement and cash flow statement. If a director is not capable of understanding such fundamental financial
                                          statements, he or she must become able to do so within a
                                          reasonable period of time after appointment to the
                                          Committee;

                                A-1



Limitation on Participation in      *     not have participated in the preparation of the financial
Company's Financial Reporting             statements of the Company at any time during the past three
Process                                   years

Limitation on Service on other      *     not have any member that serves on more than two other audit
Audit Committees                          committees, unless the Board of Directors determines that
                                          service on more than two other audit committees will not
                                          impair the ability of the director to serve effectively on the Committee. Any such determination by the Board of
                                          Directors will be disclosed in the Company's proxy
                                          statement; and

Audit Committee Financial           *     have at least one member of the Committee who is deemed an
Expert                                    "audit committee financial expert." The determination that a
                                          Committee member is an "audit committee financial expert"
                                          shall be made by the Board of Directors.

                                          *    An "audit committee financial expert" is a person who
                                               has the following attributes: (1) an understanding
                                               generally accepted accounting principles ("GAAP") and
                                               financial statements, (2) the ability to assess the
                                               general application of such principles in connection
                                               with the accounting for estimates, accruals and
                                               reserves, (3) experience in preparing, auditing,
                                               analyzing or evaluating financial statements that
                                               present a breadth and level of complexity of accounting
                                               that are generally comparable to the breadth and
                                               complexity of issues that can reasonably be expected to
                                               be raised by the Company's financial statements, or
                                               experience in supervising one or more persons engaged
                                               in such activities, (4) an understanding of internal
                                               controls and procedures for financial reporting, and
                                               (5) an understanding of audit committee functions.

                                          *    An "audit committee financial expert" shall have
                                               acquired the foregoing attributes through: (1)
                                               education or experience (as a public accountant,
                                               principal financial officer, comptroller or principal
                                               accounting officer or a position that involves the
                                               performance of similar functions); (2) experience in
                                               supervising a public accountant, principal financial
                                               officer, comptroller or principal accounting officer or
                                               person in a similar position; (3) experience in
                                               overseeing or accessing the performance of companies or
                                               public accountants with respect to the preparation,
                                               auditing or evaluation of financial statements; or (4)
                                               other relevant experience.

RESPONSIBILITIES

    The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting limited reviews, of those financial statements and other financial information is the responsibility of the Company's outside auditors. The Committee's responsibility is to oversee the financial reporting process.

    The Company's outside auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Committee has the sole authority and responsibility for the appointment, compensation, oversight and, where appropriate, replacement of the Company's outside auditors.

    In carrying out its oversight responsibilities, the Committee shall perform the following duties:

    Oversight of Outside Auditors

    The Committee shall oversee the outside auditors and the services provided by the outside auditors, including the following:

Responsibilities Over Outside       *     Be directly responsible for the appointment, compensation
Auditors                                  and oversight of the work of any outside auditor employed by the Company and, where appropriate, replacement of the
                                          outside auditors. The outside auditors shall report directly to the Committee;

Determine Outside Auditor's         *     Require that the outside auditors provide the Committee with
Independence                              a formal written statement delineating all relationships
                                          between the outside auditors and the Company, consistent
                                          with Independence Standards Board Standard No. 1, and
                                          discuss with the outside auditors their independence;

                                    *     Actively engage in a dialogue with the outside auditors
                                          regarding any disclosed relationships or services that may impact the objectivity and independence of the outside
                                          auditors;

                                    *     Take appropriate action to oversee the independence of the outside auditors;

                                    *     Require that the outside auditors confirm that the audit
                                          partners providing services to the Company are "independent"
                                          of the Company under the requirements of the Sarbanes-Oxley
                                          Act of 2002 (the "SO Act") and regulations pursuant to the
                                          SO Act, including, without limitation, with regard to the
                                          compensation paid to the audit partner;

                                    *     Ensure that no member of the outside auditor is hired by the
                                          Company in a financial reporting oversight role if, within the one-year period prior to the member's hiring, the member was on the audit engagement team for the Company's account;

Oversee Rotation of Audit           *     Confirm and oversee that the outside auditor's audit
Partners                                  partners which provide services to the Company are rotated pursuant to the requirements of the SO Act and regulations thereunder;

Pre-approve all Services            *     Pre-approve all services provided to the Company by the
provided to the Company by the            outside auditors and confirm that any non-audit services
Outside Auditors                          provided to the Company by the outside auditor are permitted non-audit services (defined below);

                                    *     Subject to the de minimus exception below, pre-approve the scope and fees of audit and permitted non-audit services
                                          provided by the outside auditors and disclose to investors in the Company's periodic reports filed pursuant to the
                                          Securities Exchange Act of 1934, the Committee's decision to pre-approve any permitted non-audit services;

                                    *     Subject to the de minimus exception below, review permitted non-audit services, including tax services, provided by the outside auditors to determine what effect, if any, these
                                          services may have on their independence;

Permitted Non-audit Services        *     "Permitted non-audit services" means services not related to the audit services provided to the Company by its outside
                                          auditors;

                                    *     The following will not be considered permitted non-audit
                                                             ---
                                          services and in no instance may be provided by the outside auditors to the Company:

                                          *    management functions or human resources services;

                                          *    broker or dealer, investment adviser or investment banking services;

                                A-3



                                               legal services and expert services unrelated to the
                                               audit, such as providing an expert opinion or other
                                               expert service for the Company in any litigation or
                                               regulatory or administrative proceeding or
                                               investigation; and

                                          *    any other service that the Public Company Accounting
                                               Oversight Board determines, by regulation, is
                                               impermissible.

                                    *     The following will not be considered permitted non-audit
                                                             ---
                                          services unless the Committee reasonably concludes that the results of these services would not be subject to audit
                                          procedures during an audit of the Company's financial
                                          statements:

                                          *    bookkeeping or other services related to the accounting
                                               records or financial statements of the Company;

                                          *    financial information designs and implementation;

                                          *    appraisal of valuation services, fairness opinions or
                                               contribution-in-kind reports;

                                          *    actuarial services; and

                                          *    internal audit outsourcing services;

De Minimus Exception to             *     The pre-approval requirement will not apply to de minimus
Pre-Approval Requirement                  permitted non-audit services, which are those (1) that
                                          account, in the aggregate, for less than 5% of the total
                                          revenues paid by the Company to its auditors during the
                                          fiscal years in which such services are provided, (2) that the Company did not recognize as "non-audit" services at the time of the engagement, and (3) are promptly brought to the attention of, and approved by, the audit committee before
                                          the completion of the audit; and

Delegation of Authority             *     The Committee may delegate, to one or more of its members, the authority to pre-approve audit or permitted non-audit
                                          services (or to approve, after the fact, permitted non-audit services that fall within the de minimus exception) so long as any decisions made under delegated authority are
                                          presented to the full Committee at its next scheduled
                                          meeting.

    Review of Financial Reporting Matters with and Reports of
Outside Auditors and Management

    The Committee shall review the following matters with and require the following reports of outside auditors and management. Unless otherwise specified, the timing of the review and reports shall be as deemed necessary by the Committee, but not less than annually:

Review of Policies and              *     Review with management and the outside auditors the policies
Procedures                                and procedures related to:

                                          *    conflicts of interest;

                                          *    ethical conduct;

                                          *    compliance with regulatory reporting and compliance
                                               requirements; and

                                          *    risk assessment and risk management;

Review Scope and Plan of Audit      *     Review with the chief financial officer and the outside
                                          auditors the coordination of the audit effort to assure
                                          completeness of coverage, reduction of redundant offices,
                                          and the effective use of audit resources;

                                    *     Review with the outside auditors the proposed scope
                                          (including staffing) of their audit plan with emphasis on
                                          accounting and financial areas where the Committee, the
                                          internal auditors or management believe special attention
                                          should be directed;

                                A-4



Review Changes to Accounting        *     Review and consider with the outside auditors and management
Principles                                any significant changes to the Company's accounting
                                          principles and the matters identified in Statement on
                                          Auditing Standards No. 61;

Review Annual and Interim           *     Review with the outside auditors and management the
Financial Statements                      Company's audited financial statements, as well as
                                          management's discussion and analysis of financial condition and results of operations, that are to be included in the
                                          Company's Form 10-K and determine whether to recommend to
                                          the Board of Directors that the financial statements be
                                          included in the Company's Form 10-K for filing with the
                                          Securities and Exchange Commission;

                                    *     Review with management and the outside auditors the
                                          Company's quarterly financial results prior to the release of earnings, and policies with respect to risk assessment
                                          and risk management. Review the Company's financial
                                          statements that are to be included in the Company's Form
                                          10-Q with the outside auditors and management, as well as
                                          management's discussion and analysis of financial condition and results of operations;

                                    *     Review any matters identified by the outside auditors
                                          pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to the filing of such interim financial
                                          statements on the Company's Form 10-Q;

                                     *    In conjunction with reviewing the annual audited and
                                          quarterly financial statements with management and the
                                          outside auditors, the Committee should review:

                                          *    financial information and earnings guidance provided to
                                               analysts and rating agencies;

                                          *    major issues regarding accounting principles and
                                               financial statement presentation, including any
                                               significant change in the Company's selection or
                                               application of accounting principles and major issues
                                               as to the adequacy of the Company's internal controls
                                               and any special audit steps taken in light of major
                                               control deficiencies;

                                          *    analyses prepared by management and/or the outside
                                               auditor setting forth significant financial reporting
                                               issues and judgments made in connection with the
                                               preparation of the financial statements, including an
                                               analysis of the effects of alternative GAAP methods on
                                               the financial statements; and

                                          *    the effect of regulatory and accounting initiatives, as
                                               well as off-balance sheet structures, on the financial
                                               statements;

Report from Outside Auditors        *     Prior to filing any outside auditor's report with the SEC, the Committee shall require the outside auditors to report to it on:

                                          *    the results of their audit, including their opinion on
                                               the financial statements and the outside auditors'
                                               judgment on the quality and appropriateness, not just
                                               the acceptability, of the Company's accounting
                                               principles as applied in the financial statements;

                                          *    significant disputes, if any, with management;

                                          *    cooperation received from management in the conduct of
                                               the audit;

                                          *    their evaluation of the adequacy of the Company's
                                               system of internal controls;

                                          *    all critical accounting policies and practices to used;

                                A-5



                                          *    all alternative treatments of financial information
                                               within GAAP that have been discussed with management
                                               officials of the Company, ramifications of the use of
                                               such alternative disclosures and treatments, and the
                                               treatment preferred by the outside auditor;

                                          *    other material written communications between the
                                               auditor and management, such as any management letter
                                               or schedule of unadjusted differences; and

                                          *    any material issues raised by the most recent internal
                                               quality-control review, or peer review, of the outside
                                               auditor or by any inquiry or investigation by
                                               governmental or professional authorities in the
                                               preceding five years relating to an independent audit
                                               conducted by the outside audit firm and any steps taken
                                               to deal with such issues;

Review of Management's              *     The Committee must regularly review with the independent
Cooperation with Audit                    auditor any difficulties the auditor encountered in the
                                          course of the audit work, including any restrictions to
                                          access to information, any significant disagreements with
                                          management, any communications between the audit team and
                                          the audit firm's national office respecting issues presented by the engagement, any management letter issued, or proposed to be issued, by the audit firm to the Company, and a
                                          discussion of the adequacy of the Company's internal audit function;

Dispute Resolution                  *     The Committee shall resolve any disagreements between
                                          management and the outside auditor regarding financial
                                          reporting. The Committee may retain outside experts, in its discretion, to assist in doing so and the Company shall
                                          provide any funding, as determined by the Committee, in
                                          connection with the Committee's engagement of outside
                                          experts;

Report of Chief Executive           *     The Committee shall require the Chief Executive Officer and
Officer and Chief Financial               Chief Financial Officer disclose, if applicable and as soon
Officer                                   as practicable (1) all significant deficiencies in the
                                          design or operation of the Company's internal controls which could adversely affect the Company's ability to record,
                                          process and report financial data, and (2) any fraud
                                          (whether or not material) involving management or other
                                          employees who have a significant role in the Company's
                                          internal controls or preparation of financial statements;
                                          and

Annual Review of Accounting         *     The Committee shall annually review (1) major issues
Issues                                    regarding accounting principles and financial statement
                                          presentations and major issues as to the adequacy of the
                                          Company's internal controls, (2) an analysis of the
                                          treatment of financial information and alternatives, (3) the effect of regulatory and accounting initiatives on the
                                          financial statements of the Company, and (4) earnings press releases (paying specific attention to pro forma or adjusted information) and financial information and guidance provided to analysts and rating agencies.

    Oversight of Internal Accounting Functions

    The Committee shall oversee the internal operations of the Company's accounting, auditing and internal audit functions, including the following:

Staffing of Accounting and          *     Consider with management and the outside auditors the
Audit Positions                           possibility of employing audit firms other than the
                                          principal outside auditors;

                                    *     Review and concur in the appointment, replacement,
                                          reassignment or dismissal of the chief financial officer,
                                          vice president finance, any internal auditor, and the
                                          controller and review each individual's independence from
                                          management;

                                A-6



                                    *     Review the internal audit department's mission, objectives and resources and its annual plan including its coordination with the outside auditors;

                                    *     Review the results of internal audit activities and its
                                          evaluation of the system of internal controls and discuss
                                          with the internal auditor any difficulties encountered in
                                          the course of audits including any restrictions on the scope of the work or access to required information;

                                    *     Consider the effectiveness of the Company's internal control system, including information technology security and
                                          control;

Oversight of Legal Compliance       *     At least once annually, review with the Company's counsel
and Policies                              any legal matters that could have a significant impact on
                                          the organization's financial statements, the Company's
                                          system for monitoring compliance with applicable laws and
                                          regulations, including management's responses to any
                                          material inquiries received from regulators or governmental agencies;

                                    *     In consultation with management, the outside auditors, and any internal auditor, consider the integrity of the
                                          Company's financial reporting processes and controls.
                                          Discuss any significant financial risk exposures and the
                                          steps management has taken to monitor, control and report
                                          such exposures. Review significant findings prepared by the outside auditors and the internal auditing function together with management's responses;

                                    *     Oversee the development and enforcement of the Company's
                                          Senior Executives Code of Ethics;

                                    *     Periodically review, with management and any internal
                                          auditor, programs established to monitor compliance with the
                                          Company's code of conduct, including the Foreign Corrupt
                                          Practices Act;

                                    *     Review policies and procedures with respect to officers'
                                          expense accounts and perquisites, including their use of
                                          corporate assets, and consider the results of any review of these areas by the outside auditors or internal auditors;
                                          and

                                    *     Review significant accounting, reporting, regulatory or
                                          industry developments affecting the Company, including the potential impact of new accounting pronouncements or
                                          reporting practices;

Establish Procedures for            *     Establish procedures to promote and protect
Reporting Complaints                      "whistleblowing," including procedures for:

                                          *    receiving, retaining, processing, evaluating and
                                               addressing complaints received by the Company relating
                                               to accounting and auditing matters; and

                                          *    enabling employees of the Company to submit to the
                                               Committee, on a confidential and anonymous basis, any
                                               concerns regarding questionable accounting or auditing
                                               matters.

    Meetings

    Meetings of the Committee shall be conducted as follows:

Frequency of Meetings               *     Meet at least four times annually, with additional meetings held as necessary;

Meeting Participants                *     The Committee shall request that members of management, any internal auditor and representatives of the outside auditors be present at the meetings, as appropriate. The meetings
                                          shall include separate sessions with management, the outside auditors and the internal auditor, and shall also include
                                          sessions with only Committee members present. The Committee may ask members of management and internal and outside
                                          auditors to attend other meetings and/or provide pertinent information as necessary;

Rules of Conduct for Meetings       *     The Committee may appoint a member to act as Chairman of the
                                          Committee;

                                    *     The Committee shall prepare and/or approve an agenda in
                                          advance of each meeting. Company management shall assure
                                          that the Committee timely receives any materials requested by the Committee for review prior to each meeting;

                                    *     Committee members may attend meetings in person, by
                                          telephone conference or similar communications equipment, or as otherwise permitted by law;

                                    *     The Committee shall keep minutes of matters considered and actions taken at meeting consistent with good corporate
                                          practices; and

                                    *     Committee meetings shall be otherwise conducted in a manner required of Board of Directors meetings as set forth in the
                                          Company's By-laws.

    Other

    Other functions of the Committee include:

Review Audit Committee Function     *     Review and assess the adequacy of the Audit Committee
                                          Charter at least once annually and confirm that all
                                          responsibilities of the Committee set forth in the Audit
                                          Committee Charter have been carried out, with the assistance of counsel and the Company's outside auditors;

                                    *     Prepare self-assessments of Committee members and Committee activities to communicate opinions on the effectiveness of those activities and on the areas that could be approved;

Review Related-Party                *     The Committee must pre-approve all related-party
Transactions                              transactions proposed to be entered into on behalf of the
                                          Company;

Prepare Report to Shareholders      *     Annually prepare a report to shareholders as required by the
                                          Securities and Exchange Commission. The report will be
                                          included in the Company's annual proxy statement as required by the applicable rules of the SEC and Nasdaq;

Review Any Report on the            *     Review any reports the Company issues that relate to the
Committee                                 Committee's responsibilities;

Report to Board of Directors        *     Review with the full board any issues that arise with
                                          respect to the Company's audit or financial reporting
                                          functions;

                                A-8



                                    *     Report regularly to the Board of Directors. The report
                                          should include a review of any issues relating to the
                                          quality or integrity of the Company's financial statements, the Company's compliance with legal and regulatory
                                          requirements, the performance or independence of the outside auditors and the performance of the internal audit function;
                                          and

General Oversight                   *     Perform any other activities consistent with this Charter, the Company's By-laws, and governing law and regulations, as the Committee or the Board deems necessary or appropriate, including, without limitation, overseeing compliance of the
                                          Company and outside auditors with provisions of the SO Act and Nasdaq listing requirements which effect the auditing
                                          and financial reporting of the Company.

INTERPRETATION

    Any clarification or interpretation of this Charter, to the extent applicable, shall be made consistent with the provisions of the SO Act, any regulations under the SO Act and the Nasdaq listing requirements in effect from time to time.

                (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                          APPENDIX B

                  ENGINEERED SUPPORT SYSTEMS, INC.

                CHARTER OF THE NOMINATING COMMITTEE
                     OF THE BOARD OF DIRECTORS

    This Charter documents the purpose, authority, composition and responsibilities of the Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors of Engineered Support Systems, Inc. (the "Company"). This Charter shall be published in the Company's Internet website and shall otherwise be filed or reported from time to time as may be required by applicable law or rules of the NASDAQ Stock Market, Inc. ("Nasdaq").

PURPOSE AND AUTHORITY

    The Board of Directors has appointed the Committee to assist and advise the Board of Directors with respect to:

    * Identifying individuals qualified to become members of the Board of Directors and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of shareholders; and

    * Evaluating the overall functioning and performance of the Board of Directors and its committees.

    The Committee shall have the sole authority to retain and terminate any search firm and any legal, accounting or other outside advisors that it deems necessary to assist with the identification of director candidates and to approve the firm's fees and retention terms. The Committee shall also have the sole authority to retain and terminate any legal, accounting or other outside advisors to advise the Committee on any corporate governance matters within the scope of the Committee's duties and responsibilities. The Committee may rely for administrative support and background information regarding possible nominees on the Company's human resources and organizational development staff.

COMPOSITION, QUALIFICATIONS AND MEETINGS

    The Committee shall be comprised of three or more directors as determined from time to time by the Board of Directors. Each member of the Committee shall be an "independent director" as defined by the listing standards promulgated by Nasdaq.

    Committee members shall be appointed by the Board of Directors and shall serve until such member's successor is appointed and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

    At a minimum, the Committee shall meet at least one time annually, or more frequently as circumstances dictate. All members of the Committee shall be expected to attend each meeting, whether in person or by telephone or video conference. For the transaction of business at any meeting of the Committee, a majority of the members shall constitute a quorum. If a Committee Chair is not designated or present at a Committee meeting, the members of the Committee may designate a Chair by a majority vote of the Committee membership. Minutes of each meeting shall be kept and the Secretary of the Company shall maintain all minutes of the Committee. After each Committee meeting, the Committee or its designee shall report to the Board of Directors as appropriate.

RESPONSIBILITIES

    The Committee shall have the following responsibilities:

    * Establish standards for the functioning of the Board of Directors and evaluate the overall functioning and performance of the Board of Directors, its committees and management;

    * Based upon its evaluations, recommend to the Board of Directors whether existing Board members should be nominated for new terms or replaced and whether more or fewer members are appropriate;

    * Assist the Board of Directors in establishing criteria to select new directors and recommend to the Board of Directors a process for orientation of new Board or committee members;

    * Oversee the search for individuals qualified to become members of the Board of Directors and to select, or recommend that the Board of Directors select, director nominees to be presented for approval at the annual meeting of shareholders. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which includes considering the extent to which candidates have: personal characteristics of the highest personal and professional ethics, integrity and values; an inquiring and independent mind and practical wisdom and mature judgment; broad training and experience at the policy-making level in business, government or community organizations; expertise that is useful to the Company and complementary to the background and experience of other members of the Board of Directors; willingness to devote a required amount of time to carrying out the duties and responsibilities of Board membership; commitment to serve on the Board of Directors over a period of several years to develop knowledge about the Company, its strategy and its principal operations; and willingness to represent the best interests of all constituencies and objectively appraise management performance and involvement in activities or interests that do not create a conflict with a director's responsibilities to the Company;

    * Consider nominees for directors recommended by the Company's shareholders; and

    * Review the committee structure of the Board of Directors and recommend for its approval directors to serve as members of each committee. The Committee shall review and make recommendations with respect to committee membership annually and shall recommend additional committee members to fill vacancies as needed.

ANNUAL REVIEW

    The Committee shall annually perform a review and evaluation of the performance of the Committee and its members and report its conclusions to the Board of Directors. In addition, the Committee shall assess the adequacy of the Charter and the Committee's own performance under the Charter. The Committee will determine whether any changes to the Charter are advisable or any corrective actions should be undertaken to correct any deficiencies or weaknesses noted in the review and evaluation. The Committee shall present any amendments to the Charter or corrective actions that the Committee deems necessary or appropriate to the Board of Directors for its approval.

                                                          APPENDIX C

                  ENGINEERED SUPPORT SYSTEMS, INC.

                       2004 STOCK OPTION PLAN

                   ARTICLE I. GENERAL PROVISIONS

    Section 1. Purpose of Plan. The purpose of the Engineered Support Systems, Inc. 2004 Stock Option Plan (the "Plan") is to enhance the profitability and value of Engineered Support Systems, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract, retain and motivate officers, other key employees and consultants of the Company who make important contributions to the success of the Company.

    Section 2. Definitions of Terms as Used in the Plan.

    (a) "Affiliate" means any subsidiary or parent of the Company.

    (b) "Award" means a Stock Option granted under Article II.

    (c) "Plan Administrator" means the Compensation Committee of the Board of the Company.

    (d) "Consultant" means any natural person who has a written agreement with the Company or any Affiliate to provide consulting services.

    (e) "Stock" means the $.01 par value common stock of Engineered Support Systems, Inc.

    Section 3. Authorization and Reservation. There shall be established a reserve of 350,000 shares of authorized and unissued Stock and/or treasury shares which shall be the total number of shares of Stock that may be issued pursuant to Awards. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

    Notwithstanding the above, the maximum number of shares subject to stock options under this Plan that may be awarded in any calendar year to any individual shall not exceed 350,000 shares, as adjusted in accordance with Section 6 of Article VI.

    Section 4. Administration of the Plan. The Compensation Committee shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts the Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

    Section 5. Participation in the Plan. Any officer, employee or consultant of the Company shall be eligible to participate in the Plan.

                     ARTICLE II. STOCK OPTIONS

    Section 1. Description. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

    Section 2. Terms and Conditions.

    (a) Each stock option shall be set forth in a written Notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

    (b) The purchase price of any shares exercised under any stock option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or Stock, as the Plan
Administrator may determine.

    (c) No stock option may be exercised after the expiration of five (5) years from the date such option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

    (d) The option price of shares subject to any stock option shall be the closing price of the Stock on the date that the stock option is granted. If the stock option is granted on a day that is not a trading day, the option price shall be the closing price of the Stock on the immediately preceding trading day. Stock options may not be repriced at any time.

                 ARTICLE III. FORFEITURE OF AWARDS

    (a) The recipient of an Award, in the case of an employee of the Company or any Affiliate, shall forfeit all amounts due or rights not exercised upon the occurrence of any of the following events:

       (i)  the recipient is discharged for cause;

      (ii)  the recipient voluntarily terminates his employment;

     (iii) the recipient engages in competition with the Company or any Affiliate; or,

      (iv) the recipient engages in any activity or conduct contrary to the best interest of the Company or Affiliate.

    (b) The recipient of an Award, in the case of a Consultant, shall forfeit all options not exercised upon the cessation of the provision of services to the Company by the Consultant.

    (c) The Plan Administrator may include in any Award any additional or different conditions of forfeiture it may deem appropriate. The Plan Administrator may also, after taking into account the relevant circumstances, waive any condition of forfeiture stated above or in the Award.

    (d) In the event of forfeiture, the recipient shall lose all rights in and to the Award. This provision, however, shall not be invoked to force any recipient to return any Stock already received or due under an Award at the time of the event of forfeiture.

    (e) Such determinations as may be necessary for application of this section, including any grant of authority to others to make determinations under this section, shall be at the sole discretion of the Plan Administrator and his determinations shall be conclusive.

                   ARTICLE IV. DEATH OF OPTIONEE

    Section 1. Death of Optionee. Upon the death of an Award recipient, a stock option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient's death, but in no event after the expiration of the term of the option, by the recipient's beneficiary. From time to time, in a form acceptable to the Plan Administrator, the recipient may designate any person or persons, including a trust (concurrently, contingently or successively) to whom the Award shall be transferred in the event that the recipient dies before exercising the option. A beneficiary designation form shall be effective only when the form is signed by the recipient and filed in writing with the Plan Administrator while the recipient is alive, and shall cancel all beneficiary designation forms that the recipient previously signed and filed. If the recipient does not designate a beneficiary, the beneficiary shall be the surviving spouse of the recipient, and if the recipient has no spouse surviving, by the personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution applicable to the recipient.

        ARTICLE V. EXERCISE OF OPTION AND ISSUANCE OF STOCK

    Section 1. Exercise of Option. The holder of an Award shall exercise their right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price of the Stock. If the holder of the Award exercises his option for less than the total number of shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

               ARTICLE VI. OTHER GOVERNING PROVISIONS

    Section 1. Transferability. No Award shall be transferable other than at death as set out in Article IV, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him.

    Section 2. Rights as a Shareholder. A recipient of an Award shall have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

    Section 3. General Conditions of Awards. No employee or other person shall have any right with respect to the Plan, or in the shares reserved pursuant to the Plan, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

    Section 4. Limitation as to Service. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an eligible participant has a right to continue as an employee or consultant for any period of time or at any particular rate of compensation.

    Section 5. Acceleration. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

    Section 6. Adjustments. Upon any Stock split, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

    Section 7. Withholding of Taxes. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

    Section 8. No Warranty of Tax Effect. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

    Section 9. Amendment of Plan. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent; and, (2) any increase in the number of shares that may be issued under the Plan, or any material increase in benefits under the Plan must be approved by shareholders.

    Section 10. Construction of Plan. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

                ARTICLE VII. EFFECTIVE DATE AND TERM

    This Plan shall be effective upon approval by the shareholders of the Company. The Plan shall continue until October 31, 2009 unless sooner terminated or extended by the Board of Directors. Any balances in the share reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Awards and to conclude the administration.

                (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                          APPENDIX D

                  ENGINEERED SUPPORT SYSTEMS, INC.
                2004 NON-EXECUTIVE STOCK OPTION PLAN

                   ARTICLE I. GENERAL PROVISIONS

    Section 1. Purpose of Plan. The purpose of the Engineered Support Systems, Inc. 2004 Non-Executive Stock Option Plan (the "Plan") is to enhance the profitability and value of Engineered Support Systems, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract, retain and motivate key employees and consultants of the Company who make important contributions to the success of the Company.

    Section 2. Definitions of Terms as Used in the Plan.

    (a) "Affiliate" means any subsidiary or parent of the Company.

    (b) "Award" means a stock option granted under Article II.

    (c) "Plan Administrator" means the Compensation Committee of the Board of Directors of the Company.

    (d) "Consultant" means any natural person who has a written agreement with the Company or any Affiliate to provide consulting services.

    (e) "Stock" means the $.01 par value common stock of Engineered Support Systems, Inc.

    Section 3. Authorization and Reservation. There shall be established a reserve of 350,000 shares of authorized and unissued Stock and/or treasury shares which shall be the total number of shares of Stock that may be issued pursuant to Awards. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

    Section 4. Administration of the Plan. The Compensation Committee shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts the Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

    Section 5. Participation in the Plan. Any employee or Consultant of the Company or any Affiliate shall be eligible to participate in the Plan, except that no "officer" of the Company as that term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended, or director of the Company shall be eligible to participate in the Plan.

                     ARTICLE II. STOCK OPTIONS

    Section 1. Description. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

    Section 2. Terms and Conditions.

    (a) Each stock option shall be set forth in a written notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

    (b) The purchase price of any shares exercised under any stock option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or Stock, as the Plan
Administrator may determine.

    (c) No stock option may be exercised after the expiration of five (5) years from the date such option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

    (d) The option price of shares subject to any stock option shall be the closing price of the Stock on the date that the stock option is granted. If the stock option is granted on a day that is not a trading day, the option price shall be the closing price of the Stock on the immediately preceding trading day. Stock options may not be repriced at any time.

                 ARTICLE III. FORFEITURE OF AWARDS

    (a) The recipient of an Award, in the case of an employee of the Company or any Affiliate, shall forfeit all options not exercised upon the occurrence of any of the following events:

       (i)  the recipient is discharged for cause;

      (ii)  the recipient voluntarily terminates his employment;

     (iii) the recipient engages in competition with the Company or any Affiliate; or,

      (iv) the recipient engages in any activity or conduct contrary to the best interest of the Company or Affiliate.

    (b) The recipient of an Award, in the case of a Consultant, shall forfeit all options not exercised upon the cessation of the provision of services to the Company by the Consultant.

    (c) The Plan Administrator may include in any Award any additional or different conditions of forfeiture it may deem appropriate. The Plan Administrator may also, after taking into account the relevant circumstances, waive any condition of forfeiture stated above or in the Award.

    (d) In the event of forfeiture, the recipient shall lose all rights in and to the Award. This provision, however, shall not be invoked to force any recipient to return any Stock already received or due under an Award at the time of the event of forfeiture.

    (e) Such determinations as may be necessary for application of this section, including any grant of authority to others to make determinations under this section, shall be at the sole discretion of the Plan Administrator and his determinations shall be conclusive.

                   ARTICLE IV. DEATH OF OPTIONEE

    Section 1. Death of Optionee. Upon the death of a recipient of any award, a stock option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient's death, but in no event after the expiration of the term of the option, by the recipient's beneficiary. From time to time, in a form acceptable to the Plan Administrator, the recipient may designate any person or persons, including a trust (concurrently, contingently or successively) to whom the Award shall be transferred in the event that the recipient dies before exercising the option. A beneficiary designation form shall be effective only when the form is signed by the recipient and filed in writing with the Plan Administrator while the recipient is alive, and shall cancel all beneficiary designation forms that the recipient previously signed and filed. If the recipient does not designate a beneficiary, the beneficiary shall be the surviving spouse of the recipient, and if the recipient has no spouse surviving, by the personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution applicable to the recipient.

                   ARTICLE V. EXERCISE OF OPTION

    Section 1. Exercise of Option. The holder of an Award shall exercise their right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price of the Stock. If the holder of the Award exercises his option for less than the total number of shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

               ARTICLE VI. OTHER GOVERNING PROVISIONS

    Section 1. Transferability. No Award shall be transferable other than at death as set out in Article IV, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him.

    Section 2. Rights as a Shareholder. A recipient of an Award shall have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

    Section 3. General Conditions of Awards. No employee or other person shall have any right with respect to the Plan, or in the shares reserved pursuant to the Plan, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

    Section 4. Limitation as to Service. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an eligible participant has a right to continue as an employee or consultant for any period of time or at any particular rate of compensation.

    Section 5. Acceleration. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

    Section 6. Adjustments. Upon any Stock split, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

    Section 7. Withholding of Taxes. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

    Section 8. No Warranty of Tax Effect. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

    Section 9. Amendment of Plan. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent; and, (2) any increase in the number of shares that may be issued under the Plan, or any material increase in benefits under the Plan must be approved by shareholders.

    Section 10. Construction of Plan. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

                ARTICLE VII. EFFECTIVE DATE AND TERM

    This Plan shall be effective upon approval by the shareholders of the Company. The Plan shall continue until October 31, 2009 unless sooner terminated or extended by the Board of Directors. Any balances in the share reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Awards and to conclude the administration.

                                                               Mark Here    / /
                                                               for Address
                                                               Change or
                                                               Comments
                                                               SEE REVERSE SIDE

1. Election of Directors (3 year term)
   Nominees:                              FOR     WITHHELD
   01 William H.T Bush                    / /       / /
   02 Gerald E. Daniels
   03 Ronald W. Davis
   04 S. Lee Kling
   05 General Crosbie E. Saint
      (U.S. Army, Retired)
   06 Earl W. Wims, Ph.D.

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided. Your total cumulative votes will be allocated fully among the remaining nominees.

For, except vote withheld from the following nominee(s):

-------------------------------------------------------------------------------

2. Engineered Support Systems, Inc. 2004 Stock     FOR     AGAINST     ABSTAIN
   Option Plan and the allocation of 350,000       / /       / /         / /
   shares of Engineered Support Systems, Inc.
   common stock to the Stock Option Plan.

3. Engineered Support Systems, Inc. 2004           FOR     AGAINST     ABSTAIN
   Non-Executive Stock Option Plan and the         / /       / /         / /
   allocation of 350,000 shares of Engineered
   Support Systems, Inc. common stock to the
   Non-Executive Stock Option Plan.                       Attend Meeting / /






SIGNATURE                       SIGNATURE                       DATE
         -----------------------         -----------------------    -----------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. JOINT MEMBERS SHOULD
EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

   INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                     THE DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

                 --------------------------------------------
                                   INTERNET
                          http://www.eproxy.com/easi

                     Use the Internet to vote your proxy.
                     Have your proxy card in hand when
                     you access the web site.
                 --------------------------------------------

                                      OR

                 --------------------------------------------
                                   TELEPHONE
                                1-800-435-6710

                        Use any touch-tone telephone to
                        vote your proxy. Have your proxy
                        card in hand when you call.

                 --------------------------------------------

                                      OR

                 --------------------------------------------
                                      MAIL
                              Mark, sign and date
                                your proxy card
                                      and
                                return it in the
                             enclosed postage-paid
                                   envelope.
                 --------------------------------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

PROXY

                       ENGINEERED SUPPORT SYSTEMS, INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 2, 2004

     The undersigned hereby appoints Michael F. Shanahan, Sr. proxy, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Engineered Support Systems, Inc. to be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 2, 2004, and at any adjournments thereof, on all matters coming before said meeting.

     You are encouraged to specify your choices by marking the appropriate boxes on the REVERSE SIDE. The Proxy cannot vote your shares unless you sign and return this card.



  ---------------------------------------------------------------------------
   ADDRESS CHANGE/COMMENTS (Mark the corresponding box on the reverse side)
  ---------------------------------------------------------------------------




  ---------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                          APPENDIX


      Page 15 of the printed Proxy contains a stock performance graph. The information contained in the graph has been presented in a tabular format that may be processed by the EDGAR system.